SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported) January 15, 1999

                        CONTINENTAL HERITAGE CORPORATION
               (Exact name of Registrant as Specified in Charter)

      Delaware                 000-7633              75-1449332
(State of Incorporation)  (Commission File Number) (IRS Employer
                                                    Identification No.)


              2140 America's Cup Circle, Las Vegas, Nevada 89117
           (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code     (702) 228-8146


           ---------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report




Item 4. Changes in Registrant's Certifying Accountant

 (a) Dismissal of Independent Accounting Firm

     (i) Spillar, Mitcham, Eaton & Bicknell, L.L.P. ("Spillar"), the independent accounting firm which audited the financial statements of the registrant during fiscal year 1997, was dismissed by the registrant on January 15, 1999.

     (ii) Spillar's report on the registrant's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and, except as to the ability of the registrant to continue as a going concern, was neither qualified nor modified as to uncertainty, audit scope, or accounting principles.

     (iii) The decision to change accountants was approved by the Board of Directors of the registrant on January 15, 1999.

     (iv) During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with Spillar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Spillar, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     (v) During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, the registrant has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         (b) Engagement of New Independent Accountants

  The registrant has engaged Buchbinder Tunick & Company, L.L.P. as its new independent accountants effective January 15, 1999. During the registrant's two most recent fiscal years and any subsequent interim period prior to engaging such accountants, the registrant has not consulted with Buchbinder Tunick & Company, L.L.P. regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Financial Statements

(a) Financial Statements:   Not applicable.

(b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X: Not applicable.

Exhibits:

16.1 Letter from. Spillar, Mitcham, Eaton & Bicknell, L.L.P. to the Securities and Exchange Commission dated January 20, 1999.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Continental Heritage Corporation
                                   (Registrant)


Date: January 22, 1999.            By:/s/Steve Gould
                                   Steve Gould
                                   President and Principal
                                   Executive Officer

EXHIBIT 16.1

            [Spillar, Mitcham, Eaton & Bicknell, L.L.P. letterhead]


January 20, 1999




Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

  We have read the statements made by Continental Heritage Corporation in Item 4 to its Current Report on Form 8-K (copy attached), which we understand will be filed with the Commission on or about January 25, 1999. We agree with the statements concerning our firm in such Form 8-K.


Very truly yours,


/s/Spillar, Mitcham, Eaton & Bicknell, L.L.P.